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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004


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                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


       MINNESOTA                           0-19952                 41-1515691
       ---------                           -------                 ----------
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                 Identification Number)

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                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                       -----------------------------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                       -----------------------------------


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Item 7. Financial Statements and Exhibits

        (c)    Exhibits:

Exhibit No.    Description

99.1 Press Release of Chronimed Inc., dated August 9, 2004, for Fiscal 2004 Fourth Quarter and Year Results.

Item 12. Results of Operations and Financial Condition

On August 9, 2004, Chronimed Inc. issued a press release relating to the financial results for the fourth quarter and year ended July 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Report as if fully set forth herein.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHRONIMED INC.


Dated: August 9, 2004                             /s/ Gregory H. Keane
                                                  --------------------
                                                  Gregory H. Keane
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

                                 Chronimed Inc.
                             Form 8-K Current Report


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
Exhibit
Number            Description
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

    99.1 Fiscal 2004 Fourth Quarter and Year Financial Results Press Release dated August 9, 2004.
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